UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2023

 SCHOLASTIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware		000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
557 Broadway,
New York,	New York		10012
(Address of Principal Executive Offices)			(Zip Code)
(212) 343-6100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2023, Scholastic Corporation (the “Corporation”) and its principal operating subsidiary, Scholastic Inc., as borrowers, entered into the First and Second Amendments to its Amended and Restated Credit Agreement dated as of October 27, 2021 (the “Credit Agreement”) with the lenders from time to time party thereto, Truist Bank and Wells Fargo Bank, National Association, as co-syndication agents and Bank of America, N.A., as administrative agent (collectively the "Amendments").

The Amendments, among other things, (i) adjust the credit spread adjustment for SOFR to 0.10% (10 basis points) and (ii) transition the reference rate under the Credit Agreement for borrowings from LIBOR to SOFR (the secured overnight financing rate as administered by the Federal Reserve Bank of New York), together with various other conforming changes to accommodate such replacement.

Following the effectiveness of the Amendments, the interest rate applicable to loans under the Credit Agreement may, at the election of the Corporation, be determined on the basis of Daily Simple SOFR, Term SOFR or a Base Rate, in the case of a SOFR loan, plus a SOFR adjustment of 0.10% per annum and an applicable margin, and in the case of a Base Rate loan, plus an applicable margin. The applicable margins were not adjusted as a result of the Amendments changing from LIBOR to SOFR and are currently 1.35% for SOFR loans and 0.35% for Base Rate loans.

The foregoing description of the Amendments to the Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the First and Second Amendments to the Credit Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending February 28, 2023.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	The following exhibits are filed as part of this report:

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: February 28, 2023	By:	/s/ Kenneth J. Cleary
	Name:	Kenneth J. Cleary
	Title:	Chief Financial Officer

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